Exhibit 99.2

   Investor Presentation April 17, 2018

 Forward Looking Statements  Prospective investors considering an investment in TCP Capital Corp. should consider the investment objectives, risks and expenses of the Company carefully before investing. This information and other information about the Company are available in the Company's filings with the Securities and Exchange Commission ("SEC"). Copies are available on the SEC's website at www.sec.gov and the Company's website at http://www.tcpcapital.com. Prospective investors should read these materials carefully before investing This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the Company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the "Risk Factors" section of the Company’s Form 10-K for the year ended December 31, 2017, and the Company's subsequent periodic filings with the SEC. Copies are available on the SEC's website at www.sec.gov and the Company's website at http://www.tcpcapital.com. Forward-looking statements are made as of the date of this presentation, or as of the prior date referenced in this presentation, and are subject to change without notice. The Company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

 Transaction Overview – BlackRock to Acquire Tennenbaum Capital Partners  Management of TCP Capital Corp. to Continue with Same Team, Greater Resources  On April 17, 2018, Tennenbaum Capital Partners, LLC (“TCP”), adviser to TCP Capital Corp. (“TCPC”), and BlackRock, Inc. (“BlackRock”) announced that they entered into a definitive agreement under which BlackRock will acquire Tennenbaum.The same TCP team that has been responsible for the investment operations of TCPC since inception will continue to focus on executing the same investment strategies and process.In addition to TCP’s significant experience in private credit origination and underwriting, TCPC shareholders will benefit from BlackRock’s global scale, industry expertise and portfolio and risk management capabilities.

Transaction Overview – Proven Tennenbaum Platform Enhanced by BlackRock's Scale, Resources and Geographic Reach

Tennenbaum

- Two decades of experience delivering consistent returns across multiple market cycles driven by industry-leading team[(1)]
- ~$9 billion committed capital under management and ~$22 billion invested across 560+ companies, as of 12/31/17
- Long-term relationships with deal sources and portfolio companies
- Focus on credit quality and downside protection
- Low cost of capital and diverse funding sources

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BlackRock

- Unparalleled scale spanning a wide spectrum of capabilities, including in private credit
- Broad geographic footprint - offices in more than 30 countries
- Resources that come with scale, including a leading global technology infrastructure, investment insight and analysis, and a proprietary risk management system
- Broad deal sourcing capabilities - extensive relationships with corporate management teams and financial institutions

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Market Leading Global Credit Platform

(1) Past performance does not ensure future results.

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TCP CAPITAL CORP.

Key Highlights – TCP Capital Corp.

As of December 31, 2017

Investment Objective	▪ To achieve high total returns through current income and capital appreciation, with an emphasis on principal protection
Well Covered and Stable Dividend	▪ Dividend covered in all 23 quarters since inception(1)
Well Positioned Portfolio	▪ $1.5 billion portfolio fair value, as of 12/31/2017 ▪ 11.0% weighted average effective yield on debt portfolio(1),(2) ▪ Portfolio composed of 95% debt, 89% of which is floating rate
Diversified Low Cost Of Financing	▪ $1.0 billion leverage program capacity ▪ 4.13% average interest rate as of 12/31/2017(3) ▪ Nearly 70% of outstanding leverage is fixed rate
Strong Alignment with Public Investors	▪ Best-in-class advisory fee structure ▪ Regular share purchases by Officers and the Board

(1) Past performance does not ensure future results.
(2) Weighted average effective yield on the total portfolio (including equity) was 10.5% as of 12/31/2017. Weighted average annual effective yield includes amortization of deferred debt origination and exit fees and original issue discount, but excludes market discount, any repayment and make-whole fee income, and any debt investments on non-accrual status.
(3) No assurance can be given that borrowing costs will not rise.

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TCP CAPITAL CORP.

 TCPC: A Strong Track Record  Book Value per Share and Dividends Paid  Out-performed the Wells Fargo BDC Index by 47% since our IPO

The BlackRock Platform

Global Presence with Local Reach	▪ World's largest asset manager with $6.3 trillion of AUM as of Q1 2018 ▪ Operates in more than 30 countries and 70 cities globally ▪ Clients in over 100 countries
Global Credit Expertise	▪ $80+ billion of credit assets under management globally, as of 12/31/2017 ▪ A global and diversified Private Credit platform with assets across opportunistic debt, middle market investing and specialty finance ▪ Experienced team with 20+ years of senior leaders investment experience ▪ Over 165 professionals globally across 10 offices
Private Market Sourcing	▪ Global access to primary market opportunities across the capital structure ▪ One of the largest counterparties globally ▪ Extensive relationships with corporate management teams and financial sponsors
Markets and Investing Insights	▪ Extensive investing insights and analysis given BlackRock's global scale across asset classes and investment strategies
Strong Risk Management	▪ Risk and Quantitative Analysis (RQA), composed of 240+ risk professionals, provides dedicated risk oversight ▪ Leverages Aladdin, BlackRock's proprietary investment and risk management system

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TCP CAPITAL CORP.

Benefits for TCPC Shareholders – Enhancing Value in a Competitive Environment

- TCP pioneered alternative investment strategies that have moved into mainstream focus for global investors. Coupling TCP's longstanding experience in private credit origination and underwriting with BlackRock's credit expertise, brand and global scope creates a powerful combination.

In this new environment, this transaction with BlackRock enables us to continue to strengthen our competitive position by:

- Providing access to **greater scale and resources** needed to provide a more complete solution to a broader cross-section of middle-market companies
- Enhancing our ability to source transaction flow for existing investment vehicles across a variety of deal source channels, **while ensuring the continuity of management and operations**
- Committing to **leverage scale and reduce administration expense ratio** as assets grow
- Leveraging significant **technology capabilities** and innovative investment infrastructure
- Continuing to attract the **most talented individuals** moving forward

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Continuity for TCPC Investors

Team	▪ The team that manages TCPC will remain in place ▪ TCP's successful senior management team is expected to assume senior roles in the combined credit team at BlackRock
Strategy	▪ Strategy will remain the same – will continue to execute the investment strategy that has proven successful for nearly two decades ▪ Continue to maintain a highly diversified investment portfolio o Emphasis on senior secured and floating rate debt investments, with primarily fixed rate capital sources
Fee Structure	▪ Maintaining best-in-class advisory fee structure: o Low base management fees of 1.5% on gross assets minus cash o High water mark and cumulative 8% hurdle rate before 20% incentive fee on combined ordinary income and capital gains
Expenses	▪ Efficient cost structure based on well-contained overhead and low cost of leverage o Commitment to leverage scale and reduce administration expense ratio as assets grow
Dividend Policy	▪ Dedicated to maintain consistent dividend policy o Dividend covered in all 23 quarters since our IPO

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TCP CAPITAL CORP.

Conclusion: Tennenbaum-BLK Combination Enhances Ability to Create Value for TCPC Shareholders